                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in this  Registration
Statement  on Form S-3 of our  report  dated  March  16,  2003  relating  to the financial  statements,  which  appears in Hallmark  Financial  Services,  Inc.'s
Annual  Report on Form  10-KSB for the year ended  December  31,  2002.  We also consent to the reference to us under the heading  "Experts" in such Registration
Statement.

PricewaterhouseCoopers LLP
Dallas Texas
March 31, 2003